SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2008


                            Marine Exploration, Inc.
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

       000- 1019654                                     91 - 1890338
       ------------                                     ------------
(Commission file number)                       (IRS employer identification no.)


             535 Sixteenth Street, Suite 820, Denver, Colorado 80202
            ---------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                (303) 459 - 2485
                                -----------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                               -------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01.  OTHER EVENTS.

Marine Exploration has become involved in case 2008cv1278 filed in Denver District Court involving CLX&Associates (www.clxonline.com), and Robert Weidenbaum seeking damages regarding restricted securities sold in the market without complying with required registration and hold provisions for restricted securities.

Marine and its transfer agent have received threatening faxes, alleging, among other things, that an individual or group would initiate a 250,000-piece fax blast, defaming Marine and Marine's Transfer Agent, making outlandish price projections and encouraging the public to complain to regulatory bodies if the shares subject to the complaint were not transferred without restrictive legend immediately.

It is estimated by Marine Exploration Inc. that Weidenbaum and group have sold in excess of 1,000,000 restricted shares in the open market. Marine Exploration further confirms that this number exceeds the public float which is estimated at 278,425 shares.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MARINE EXPLORATION, INC.


                                            By: /s/ Miguel Thomas Gonzalez
                                                --------------------------
                                                Miguel Thomas Gonzalez
                                                Chief Executive Officer

Dated:  February 28, 2008




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